UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 2, 2021
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2021, the Board of Directors (the “Board”) of Plexus Corp. (the “Company”) appointed Randy J. Martinez as a director, effective immediately. Mr. Martinez is filling a vacancy on the Board created by the Board’s decision to increase the size of the Board to eleven directors pursuant to its power to do so under the Company’s Amended and Restated Bylaws, as amended.

Mr. Martinez, age 66, most recently served as the interim President and Chief Executive officer of MTS Systems Corporation (NASDAQ), a leading global supplier of advanced test systems, motion simulators and precision sensors, from May 2020 to June 2021, following the time of the company’s acquisition in April 2021, where he had previously served as an independent director since 2014. From 2009 to 2017, Mr. Martinez served in several leadership roles at AAR Corporation (NYSE), a provider of aviation services to the worldwide commercial aviation and aerospace & defense industries, including as President and CEO of the Airlift Group and Group Vice President, Aviation Services. Before joining AAR, Mr. Martinez was the CEO at World Air Holdings, Inc. (NASDAQ). As a graduate of the United States Air Force Academy, Mr. Martinez served with distinction in the U.S. Air Force for 21 years, retiring as a Colonel and Command Pilot and having held a wide variety of leadership roles, including command and senior staff positions. Mr. Martinez also serves as a member of the board of directors of each of the National Defense Transportation Association, First Class Air Holdings and Acorn Growth Companies.

Mr. Martinez will receive the same compensation as the other non-employee directors of the Company. The Board will make committee assignment for Mr. Martinez at a future Board meeting.

There are no arrangements or understandings between Mr. Martinez and any other person pursuant to which he was selected to serve as a director, nor does he have any familial relationship with any director or executive officer of the Company. There are not any transactions or relationships in which Mr. Martinez has an interest requiring disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary